SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                        Bio-Reference Laboratories, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                        BIO-REFERENCE LABORATORIES, INC.
                            481 EDWARD H. ROSS DRIVE
                         ELMWOOD PARK, NEW JERSEY 07407
                                  201-791-2600


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -------------------

                                  JULY 20, 2006

                               -------------------

         The annual meeting of the stockholders of Bio-Reference Laboratories, Inc. (the "Company") will be held at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495-0001, on Thursday, July 20, 2006 at 9:00 A.M. local time, for the purpose of considering and acting on the following matters:

         1.       Election  of  three   directors  to  the  Company's  Board  of
                  Directors, each to serve for a term of three years and until his successor is duly elected and qualified (Proposal One).

         2. Such other business as may properly be brought before the meeting or any adjournment thereof.

         Pursuant to the provisions of the By-Laws, the Board of Directors has fixed the close of business on Monday, June 12, 2006 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at the meeting or any adjournment thereof.

         Stockholders who do not expect to be present in person at the meeting are urged to date and sign the enclosed proxy and promptly mail it in the accompanying postage-paid envelope.


                                       By Order of the Board of Directors

                                             Marc D. Grodman
                                              President


Dated: June 15, 2006

         PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                        BIO-REFERENCE LABORATORIES, INC.
                            481 EDWARD H. ROSS DRIVE
                         ELMWOOD PARK, NEW JERSEY 07407
                                  201-791-2600

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 20, 2006

                               -------------------

         This Proxy Statement of Bio-Reference Laboratories, Inc., a New Jersey corporation (the "Company") is first being mailed to Stockholders on or about June 16, 2006 in connection with the solicitation of proxies by the Company's Board of Directors to be used at the Annual Meeting of Stockholders of the Company to be held on Thursday, July 20, 2006 at 9:00 A.M. (local time) at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495-0001. Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders, a form of Proxy for the meeting and a copy of the Company's 2005 Annual Report containing financial statements and related data.

         All proxies which are properly filled in, signed and returned to the Company prior to or at the Meeting will be voted in accordance with the instructions thereon. A proxy may be revoked by any stockholder giving the same prior to the exercise thereof by (a) written notice addressed to the Company's Chief Information Officer and delivered to the Company's principal offices prior to the commencement of the Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Meeting. The Company intends to vote executed but unmarked proxies in favor of Proposal One. The Board has fixed the close of business on Monday, June 12, 2006 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the meeting or any adjournment thereof.

         The expenses of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefore) to solicit proxies personally, and by telephone. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so. The cost of such additional solicitation incurred otherwise than by use of the mails is estimated not to exceed $10,000.

         At the record date, the Company had 13,036,367 shares of its Common Stock, $.01 par value (the "Common Stock") issued and outstanding, the holders of which are each entitled to one vote per share. The presence in person or by proxy of at least a majority of the outstanding Common Stock is necessary to constitute a quorum at the meeting. Broker nonvotes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the broker or nominee does not have discretionary authority) will be counted for purposes of determining a quorum for the transaction of business at the Annual Meeting but will not be considered as votes for purposes of determining the outcome of a vote. Election of directors (Proposal One) requires the affirmative vote of a majority of the votes cast on the Proposal by the holders of Common Stock present in person or by proxy at the meeting.

         The following table sets forth information as of June 12, 2006 with respect to the ownership of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and
(iv) all directors and executive officers as a group. The percentages have been calculated on the basis of treating as outstanding for a particular holder, all shares of Common Stock outstanding on said date owned by such holder and all shares of Common Stock issuable to such holder in the event of exercise of outstanding options and warrants owned by such holder at said date which are exercisable within 60 days of such date.

         Name and Address of                     Shares of Common Stock     Percentage
         Beneficial Owner                         Beneficially Owned(1)     Ownership
         ----------------                         ---------------------     ---------
         Directors and
         Executive Officers*
         -------------------

         Marc D. Grodman(2)                             1,657,846              13%
         Howard Dubinett(3)                               390,516               3%
         Sam Singer(4)                                    269,467               2%
         Joseph Benincasa                                  -0-                 --
         Harry Elias                                       -0-                 --
         Gary Lederman(5)                                  27,200              --
         John Roglieri(6)                                  52,000              --

         Executive Officers                             2,397,029              18%
         and Directors as a group
         (seven persons)(2)(3)(4)(5)(6)

         Other Greater than 5%
         Beneficial Owner
         ----------------

         Babson Capital Management LLC(7)               1,500,556              12%
         One Memorial Drive
         Cambridge, MA 02142-1300

         Paradigm Capital Management, LLC(8)              805,800               6%
         Nine Elk Street
         Albany, NY 12207

---------------------------

* The address of all of the Company's directors and executive officers is c/o the Company,481 Edward H. Ross Drive, Elmwood Park, New Jersey 07407.

(1) Except as otherwise noted, each holder named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2) Includes 1,429,779 shares owned directly and 4,000 shares issuable upon exercise of options. Also includes 176,067 shares owned directly by Dr. Grodman's wife, Pam Grodman, and 48,000 shares owned by their minor children. Dr. Grodman disclaims beneficial ownership of these 224,067 shares.

(3) Includes 386,516 shares owned directly and 4,000 shares issuable upon exercise of options. In lieu of an outright sale, on September 30, 2005, Mr. Dubinett entered into a pre-paid variable forward sales contract ("Forward Contract") with Bear Stearns Bank plc ("Bear Stearns"). Pursuant to the Forward Contract, Mr. Dubinett pledged 100,000 of his shares of Common Stock to secure his obligation to deliver a maximum 100,000 shares of Common Stock to Bear Stearns on September 28, 2007 (the "Settlement Date"). Mr. Dubinett received a prepayment from Bear Stearns for his pledge of the 100,000 shares of $1,374,400 or $13.74 per share representing approximately 80% of the proceeds from the sale of 100,000 shares on September 28, 2005. On the Settlement Date, Mr. Dubinett will be obligated to deliver a variable number of shares to Bear Stearns based on the price of the Common Stock on the Settlement Date, up to a maximum 100,000 shares. Mr. Dubinett will benefit from any excess in the price of the Common Stock on the Settlement Date between $17.18 per share up to a maximum $24.052 per share by being able to deliver fewer shares. Until the Settlement Date, Mr. Dubinett is deemed the beneficial owner of the pledged shares.

(4) Includes 255,567 shares owned directly, 4,000 shares issuable upon exercise of options and 9,900 shares owned by children who share Mr. Singer's household. Mr. Singer disclaims beneficial ownership of these 9,900 shares.

(5) Includes 23,200 shares owned directly and 4,000 shares issuable upon exercise of options.

(6) Includes 48,000 shares owned directly and 4,000 shares issuable upon exercise of options.

(7) Babson Capital LLC ("Babson") in its capacity as an investment advisor may be deemed the beneficial owner of these 1,500,556 shares which are owned by investment advisory clients. In its Schedule 13G Amendment No. 2 dated January 13, 2006 filed with the Securities and Exchange Commission on January 17, 2006, Babson stated that to the best of its knowledge, these 1,500,556 shares were acquired in the ordinary course of business; were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Company; and were not acquired in connection with or as a participant in any transaction having such purpose or effect.

(8) Paradigm Capital Management, LLC ("Paradigm") filed a Schedule 13G dated February 14, 2006 with the Securities and Exchange Commission on February 15, 2006 indicating its beneficial ownership of the above 805,800 shares. Paradigm stated in the Schedule 13G that the shares were acquired in the ordinary course of business; were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the Company, and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

         The Company's executive officers and directors and members of their immediate families owning and having the right to vote an aggregate 2,481,614 shares (20%) of the Company's outstanding Common Stock have stated their intention to vote their shares FOR the nominees proposed for election as directors (Proposal One).

                        ACTION TO BE TAKEN AT THE MEETING
                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

         The number of directors on the Company's Board of Directors is currently fixed at seven. The Company's Certificate of Incorporation divides the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. The Board is comprised of two Class I directors (Dr. Grodman and Mr. Dubinett), two Class II directors (Mr. Singer and Mr. Elias) and three Class III directors (Mr. Benincasa, Mr. Lederman and Dr. Roglieri), whose terms expire upon the election and qualification of their successors at successive Annual Meetings to be held in 2006 (the Class III directors), 2007 (the Class I directors), and 2008 (the Class II directors). At each Annual Meeting of Stockholders, the directors comprising one of the classes are elected for a full term of three years.

         Mr. Benincasa, Mr. Lederman and Dr. Roglieri (current Class III directors) are being proposed for re-election at this Annual Meeting of Stockholders, each to serve for a three-year term and until his successor is elected and qualifies. The shares represented by proxies will be voted in favor of the election as directors of Mr. Benincasa, Mr. Lederman and Dr. Roglieri who are the nominees of the Board of Directors for election, and authority to vote for their election as Class III directors shall be deemed granted unless specifically withheld. Management has no reason to believe that any of such nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board of Directors may recommend.

         The following table sets forth certain information with respect to each of the directors and executive officers of the Company.

Name                           Age     Position
----                           ---     --------

Marc D. Grodman, M.D.          54      Chairman of the Board,  President,  Chief
                                       Executive Officer and Director

Howard Dubinett                54      Executive Vice President, Chief Operating
                                       Officer and Director

Sam Singer                     62      Vice President,  Chief Financial Officer,
                                       Chief Accounting Officer and Director

Name                           Age     Position
----                           ---     --------

Joseph Benincasa(a)(c)         56      Director

Harry Elias(a)(c)              76      Director

Gary Lederman, Esq. (b)(c)     72      Director

John Roglieri, M.D. (a)(d)     66      Director

---------------------------

(a)      Member of the Audit Committee

(b)      Chairman of the Audit Committee

(c)      Member of the Compensation Committee

(d)      Chairman of the Compensation Committee

BACKGROUND

         The following is a brief account of the business experience of each director including each nominee for director of the Company.

         Marc D. Grodman, M.D. founded the Company in December 1981 and has been its Chairman of the Board, President, Chief Executive Officer and a Director since its formation. Dr. Grodman is an Assistant Professor of Clinical Medicine at Columbia University's College of Physicians and Surgeons and Assistant Attending Physician at Presbyterian Hospital, New York City. From 1980 to 1983, Dr. Grodman attended the Kennedy School of Government at Harvard University and was a Primary Care Clinical Fellow at Massachusetts General Hospital. From 1982 to 1984, he was a medical consultant to the Metal Trades Department of the AFL-CIO. Dr. Grodman received a B.A. degree from the University of Pennsylvania in 1973 and an M.D. degree from Columbia University College of Physicians and Surgeons in 1977. Except for his part time duties as Assistant Professor of Clinical Medicine and Assistant Attending Physician at Columbia University and Presbyterian Hospital, Dr. Grodman devotes all of his working time to the business of the Company.

         Since January 2005, Dr. Grodman has been a member of the Board of Directors of the American Clinical Laboratory Association, an industry organization comprised of the largest and most significant commercial clinical laboratories in the United States. Other Board members include the chief executive officers of Quest Diagnostics and Laboratory Corporation of America.

         Howard Dubinett has been the Executive Vice-President and Chief Operating Officer of the Company since its formation in 1981. He became a Director of the Company in April 1986. Mr. Dubinett attended Rutgers University. Mr. Dubinett devotes all of his working time to the business of the Company.

         Sam Singer has been the Company's Vice President and Chief Financial Officer since October 1987 and a Director since November 1989. He is responsible for all of the Company's financial activities. Mr. Singer was the Controller for Sycomm Systems Corporation, a data processing and management consulting company, from 1981 to 1987, prior to joining the Company. He received a B.A. degree from Strayer University and an M.B.A. from Rutgers University. Mr. Singer devotes all of his working time to the business of the Company.

         Joseph Benincasa became a Director of the Company in June 2005. Mr. Benincasa currently serves as the Executive Director of The Actors' Fund of America, a position he has held since 1989. The Actors' Fund is the leading national, non-profit human services organization providing comprehensive social and health care services, employment, training and housing support to the entertainment profession. It is headquartered in New York City with regional offices in Chicago and Los Angeles. Mr. Benincasa sits on the Board of Directors of The Greater New York Blood Program where he previously served as Director of Public Education and Public Relations. He is also a director of St. Peter's University Medical Center and also sits on the boards of directors of Broadway Cares/Equity Fights AIDS; the National Theatre Workshop of the Handicapped; Career Transition for Dancers; the Times Square Alliance; the New York Society of Association Executives and the Somerset Patriots, a minor league baseball team. Mr. Benincasa holds a B.A. from St. Joseph's University and an M. Ed. from Rutgers University. He also attended the Fordham University Graduate School of Business.

         Harry Elias became a Director of the Company in March 2004. Mr. Elias commenced his employment in sales and marketing with JVC Company of America ("JVC") in 1967, subsequently being appointed as JVC's Senior Vice President of Sales and Marketing in 1983 and as Executive Vice President of Sales and Marketing in 1990. In 1995, Mr. Elias was named as JVC's Chief Operating Officer, a position he occupied until April 2003 when he resigned his positions upon his appointment as JVC's "Honorable Chairman." JVC, a distributor of audio and video products headquartered in Wayne, New Jersey is the wholly owned United States subsidiary of Victor Company of Japan, a manufacturer of audio and video products headquartered in Japan. In January 2005, after retiring from JVC, Mr. Elias was appointed Chairman of the Board of and commenced to serve as a consultant to AKAI USA, the sole distributor in the United States of electronic products produced by AKAI, a Chinese manufacturer.

         Gary Lederman, Esq. became a Director of the Company in May 1997. He received his B.A. degree from Brooklyn College in 1954 and his J.D. degree from NYU Law School in 1957. He was manager of Locals 370, 491 and 662 of the U.F.C.W. International Union from 1961 to 1985. He is retired from the unions and has been a lecturer at Queensboro Community College in the field of insurance. He currently serves on an institutional review board for RTL, a pharmaceutical drug testing laboratory.

         John Roglieri, M.D. became a Director of the Company in September 1995. He is an Assistant Professor of Clinical Medicine at Columbia University's College of Physicians and Surgeons and an Assistant Attending Physician at Presbyterian Hospital, New York City. Dr. Roglieri received a B.S. degree in Chemical Engineering and a B.A. degree in Applied Sciences from Lehigh University in 1960, an M.D. degree from Harvard Medical School in 1966, and a Master's degree from Columbia University School of Business in 1978. From 1969 until 1971, he was a Senior Assistant Surgeon in the U.S. Public Health Service in Washington. From 1971 until 1973 he was a Clinical and Research Fellow at Massachusetts General Hospital. From 1973 until 1975, he was Director of the Robert Wood Johnson Clinical Scholars program at Columbia University. In 1975 he was appointed Vice-President, Ambulatory Services at Presbyterian Hospital, a position which he held until 1980. Since 1980, he has maintained a private practice of internal medicine at Columbia-Presbyterian Medical Center. From 1988 until 1992, he was also Director of the Employee Health Service at Presbyterian Hospital. From 1992 through 1999, Dr. Roglieri was the Corporate Medical
Director of NYLCare, a managed care subsidiary of New York Life. Dr. Roglieri was chief medical officer of Physician WebLink, a national physician practice management company, from 1999 to 2000. Since 2001, he has been Medical Director for New York Life Insurance Company in Manhattan. He is a member of advisory boards to several pharmaceutical companies and a member of the Editorial Advisory Board of the journals Managed Care and Seminars in Medical Practice.

         There are no family relationships between or among any directors or executive officers of Bio-Reference Laboratories. The Company's Certificate of Incorporation provides for a staggered Board of Directors pursuant to which the Board is divided into three classes of directors and the members of only one class are elected each year to serve a three-year term.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE THREE CLASS III DIRECTOR NOMINEES NAMED ABOVE.

THE BOARD AND ITS COMMITTEES

BOARD MEETINGS

         The Board of Directors held five meetings during fiscal 2005. All of the Company's current Directors attended all of the fiscal 2005 meetings of the Board of Directors and of the committee meetings which they were eligible to attend. The Board of Directors has determined that the four non-employee Directors each meet the definition of "independent" as required by the applicable listing standards of the Nasdaq Stock Market, Inc. ("Nasdaq Stock Market").

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee.

AUDIT COMMITTEE

         The Audit Committee is comprised of the four non-employee members of the Board of Directors, Gary Lederman (Chairman), Joseph Benincasa, Harry Elias and John Roglieri. The Board of Directors deems each such individual as "independent" as defined by the rules of the Nasdaq Stock Market. The Audit Committee met four times during fiscal year 2005. The Audit Committee confers with the Company's auditors and reviews, evaluates and advises the Board of Directors concerning the adequacy of the Company's accounting systems, its financial reporting practices, the maintenance of its books and records and its internal controls. In addition, the Audit Committee reviews the scope of the audit of the Company's financial statements and the results thereof. The Board of Directors has determined that Gary Lederman is qualified to serve as the Company's "audit committee financial expert" as defined in Item 401 (h) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC").

         The Compensation Committee is comprised of the four non-employee members of the Board of Directors, John Roglieri (Chairman), Joseph Benincasa, Harry Elias and Gary Lederman. The Compensation Committee met four times during fiscal year 2005. The Compensation Committee reviews salaries, cash bonuses and compensation plans for the Company's executive officers and eligible employees and makes recommendations concerning same to the Board of Directors.

         The Company does not have an Executive Committee. Officers are elected by and hold office at the discretion of the Board of Directors.

         The Nominating Committee is comprised of the four non-employee members of the Board of Directors, Joseph Benincasa, Harry Elias, Gary Lederman and John Roglieri all of whom may be deemed "independent" as defined under the rules of the Nasdaq Stock Market. Pursuant to its charter, the Nominating Committee's role is to establish criteria for the selection of directors; to identify individuals qualified to be directors; to evaluate director candidates proposed by stockholders; to recommend individuals to fill vacancies on the Board and to recommend nominees for director at each annual stockholder meeting. The Nominating Committee was established on August 9, 2004 and its charter is available on the Company's website at www.bioreference.com.

         The Nominating Committee identifies potential director candidates by referral from management, members of the Board of Directors and their various business contacts. The Nominating Committee will also consider nominees for director proposed by a stockholder as provided as follows. Information with respect to the proposed nominee must be provided by the stockholder addressed to the Company's secretary at the Company's principal offices in Elmwood Park, New Jersey not less than 60 days nor more than 90 days prior to the anniversary date of the prior year's annual meeting. The information should include the name of the nominee and such information with respect to the nominee as would be required under the rules and regulations of the SEC to be included in the Company's Proxy Statement if the proposed nominee were to be included therein. In addition, the stockholders' notice should also include the number of shares of Common Stock the stockholder owns, a description of all arrangements and understandings between the stockholder and the proposed nominee, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice, a representation as to whether the stockholder intends to deliver a proxy statement to or solicit proxies from stockholders of the Company and information with respect to the stockholder as would be required under the rules and regulations of the SEC to be included in the Company's Proxy Statement.

         The Nominating Committee will evaluate candidates based upon factors such as independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to complement the Board's existing strengths. There are no differences in the manner in which the Committee will evaluate nominees for director based on whether or not the nominee is recommended by a stockholder.

CODE OF ETHICS

         The Company has adopted a Code of Ethics that applies to its executive officers and to key financial and accounting personnel. The Company will, upon a stockholder's written request to Investor Relations, c/o the Company, furnish a paper copy of the Code of Ethics.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based solely on a review of Forms 3 and 4 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, the Company believes that with respect to fiscal 2005, its officers, directors and beneficial owners of more than 10% of its equity securities timely complied with all applicable Section 16(a) filing requirements. However, Harry Elias filed a Form 4 on June 14, 2005 reporting his open market purchase on July 13, 2004 of 1,000 shares of the Company's Common Stock.

                  INFORMATION REGARDING EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid or accrued by the Company during the year ended October 31, 2005 to its Chief Executive Officer and its other executive officers who were serving as executive officers of the Company on October 31, 2005. All of the Company's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms or operation in favor of the executive officers or directors of the Company and are generally available to all salaried employees.

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                  Annual Compensation                      Compensation
                                             ----------------------------         ------------------------------
                                                                     Other                                    All
                                    Year                            Annual   Restricted             LTIP     Other
                                    Ended                           Compen-     Stock    Options    Pay-    Compen-
Name and Principal Position      October 31,    Salary      Bonus   sation     Awards    (SARs)     Outs   sation (a)
---------------------------      -----------    ------      -----   ------     ------    ------     ----   ----------
  Marc D. Grodman M.D.              2005       $750,000   $     --   $-0-        -0-       -0-      $-0-     $-0-
     President and Chief            2004       $554,625   $125,000   $-0-        -0-       -0-      $-0-     $-0-
     Executive Officer              2003       $499,750   $154,750   $-0-        -0-       -0-      $-0-     $-0-

  Howard Dubinett                   2005       $285,000    $14,600   $-0-        -0-       -0-      $-0-     $-0-
     Executive Vice                 2004       $272,200    $60,000   $-0-        -0-       -0-      $-0-     $-0-
     President and Chief            2003       $240,000    $21,800   $-0-        -0-       -0-      $-0-     $-0-
     Operating Officer

  Sam Singer

     Vice President and             2005       $285,000    $14,600   $-0-        -0-       -0-      $-0-     $-0-
     Chief Financial and            2004       $259,004    $60,000   $-0-        -0-       -0-      $-0-     $-0-
     Accounting Officer             2003       $240,000    $ 9,600   $-0-        -0-       -0-      $-0-     $-0-

---------------------------

(a) The Compensation Committee adopted an Incentive Bonus Plan for Senior Management with respect to fiscal 2005. The Plan established two classes of employee participants. Dr. Grodman and two other management employees comprised the Class I participants. Mr. Dubinett, Mr. Singer and six other management employees comprised the Class II participants. The Plan entitled each participant to earn a bonus equal to a percentage of his or her annual gross wages to the extent that the Company's operating income in fiscal 2005 was equal to or greater than certain percentages of its Net Revenues in the case of Class I participants, or in the case of Class II participants, to the extent that the Company's adjusted operating income in fiscal 2005 was equal to or greater than certain percentages of its adjusted Net Revenues as defined by the Plan. No bonuses were earned for fiscal 2005 pursuant to the Plan by the Class I participants. An aggregate $94,400 in bonuses were earned for fiscal 2005 pursuant to the Plan by the eight Class II participants including the bonus amounts reflected in the above table for Messrs. Dubinett and Singer. A similar Incentive Bonus Plan for Senior Management with respect to fiscal 2006 has been adopted by the Compensation Committee.

(b) See "Split-Dollar Life Insurance" herein concerning the Company's payment of life insurance premiums pursuant to split-dollar life insurance programs for its three executive officers.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

         Dr. Grodman serves as President and Chief Executive Officer pursuant to a seven-year employment agreement which expires on October 31, 2011. Dr. Grodman has the right to elect to cancel the employment agreement effective at the end of any calendar month commencing October 31, 2008 on not less than 90 days prior written notice, subject to a six month non-competition restriction. The employment agreement is automatically renewable for additional two year periods subject to the right of either party to elect not to renew at least six months prior thereto. The employment agreement provides Dr. Grodman with minimum annual base compensation of $750,000 subject to annual percentage increases to the extent of annual percentage increases in the Consumer Price Index. The Compensation Committee can but is not required to increase Dr. Grodman's compensation at the end of any fiscal year based upon his and the Company's performance. The employment agreement also provides Dr. Grodman with business use of an automobile leased by the Company and participation in any fringe benefit and bonus plans available to the Company's employees to the extent determined by the Compensation Committee. The employment agreement contains provisions governing in the event of Dr. Grodman's partial or total disability and provides for termination for cause or in the event of Dr. Grodman's death. Dr. Grodman has the right to terminate the employment agreement in the event of a material change in his duties and responsibilities, the relocation of the Company's principal executive offices from Elmwood Park, New Jersey to a location more than fifty miles distant or a material breach of the employment agreement by the Company (including a reduction in Dr. Grodman's benefits under the agreement). In the event of a Change in Control of the Company, Dr. Grodman can elect to terminate the agreement. In that event, he will be entitled to be paid a lump sum Severance Payment equal to 2.99 times the average of his annual compensation paid by the Company for the five calendar years preceding the earlier of the calendar year in which the Change of Control occurred or the calendar year of the Date of Termination. See "Split-Dollar Life Insurance" as to the Endorsement Split-Dollar Life Insurance Agreement between the Company and Dr. Grodman.

         Mr. Dubinett serves as Executive Vice President and Chief Operating Officer pursuant to an employment agreement which was extended in fiscal 2004 for two additional years beyond its October 31, 2004 termination date. Mr. Dubinett's minimum annual compensation under the extended agreement is equal to his annual compensation in fiscal 2002 and is subject to increases based on increases in the Consumer Price Index as well as to increases (including bonuses) at the discretion of the Compensation Committee. The agreement provides
(i) typical health insurance coverage; (ii) the leasing of an automobile for his use; (iii) participation in fringe benefit, bonus, pension, profit sharing, and similar plans maintained for the Company's employees; (iv) disability benefits;
(v) certain termination benefits; and (vi) in the event of termination due to a Change in Control of the Company, a Severance Payment equal to 2.99 times Mr. Dubinett's average annual compensation during the preceding five years. The Company has the option to extend the extension period of the employment agreement on the same terms and conditions through October 31, 2007. See "Split Dollar Life Insurance" as to the Endorsement Split Dollar Life Insurance Agreement between the Company and Mr. Dubinett.

         Mr. Singer serves as Vice President and Chief Financial Officer pursuant to an employment agreement which was extended in fiscal 2004 for two additional years beyond its October 31, 2004 termination date. Mr. Singer's minimum annual compensation under the extended agreement is equal to his annual compensation in fiscal 2002 and is subject to increases based on increases in the Consumer Price Index as well as to increases (including bonuses) at the discretion of the Compensation Committee. The agreement provides (i) typical health insurance coverage; (ii) the leasing of an automobile for his use; (iii) participation in fringe benefit, bonus, pension, profit sharing, and similar plans maintained for the Company's employees; (iv) disability benefits; (v) certain termination benefits; and (vi) in the event of termination due to a Change in Control of the Company, a Severance Payment equal to 2.99 times Mr. Singer's average annual compensation during the preceding five years. The Company has the option to extend the employment agreement on the same terms and conditions through October 31, 2007. See "Split-Dollar Life Insurance" as to the Endorsement Split-Dollar Life Insurance Agreement between the Company and Mr. Singer.

         The Compensation Committee increased Dr. Grodman's, Mr. Dubinett's and Mr. Singer's minimum annual base compensation with respect to fiscal 2006 by 5% in each case over his fiscal 2005 annual base salary.

SPLIT-DOLLAR LIFE INSURANCE

         Pursuant to the terms of their 1997 employment agreements, the Company had established split-dollar life insurance programs for each of its three Executive Officers. As a result of the passage of the Sarbanes Oxley Act of 2002 (signed into law on July 30, 2002), these three programs were modified. Pursuant to the modification, each of the three Executive Officers assigned ownership of his policies to the Company and new policies were issued to replace the prior policies with annual premiums under the new policies ($70,000 under Dr. Grodman's policy and $25,000 each under Messrs. Dubinett's and Singer's policies) being equal to the premiums paid under the replaced policies. The Company has now executed new "Endorsement Split-Dollar Life Insurance Agreements" with each of its three Executive Officers. Pursuant to the new agreements, the Company has agreed to continue to pay the annual premium on the policy on each officer's life during the period of his full-time employment by the Company. The Company is the sole owner of the policy and of its net cash surrender value, and in the event of the officer's death while serving as a full-time employee of the Company, the Company will be entitled to receive that amount of the death proceeds equal to its interest in the policy (the aggregate amount of premiums paid by the Company with respect to the policy less the amount of any loans, if any, from the Insurer to the Company against the cash value or policy proceeds, and less the aggregate amount of any premiums paid by the officer to the Company in reimbursement of premiums paid by the Company) and the balance of the death proceeds will be paid to the officer's designated beneficiaries. The premiums paid by the Company on the current policies and the prior policies aggregated approximately $1,114,000 at October 31, 2005. At that date, the net cash surrender value of the three current policies aggregated approximately $690,000 and is recorded on the books of the Company at that value.

STOCK OPTIONS

EMPLOYEE STOCK OPTION PLANS

THE 1989 PLAN

         In July 1989, the Company's Board of Directors adopted the 1989 Employees Stock Option Plan (the "1989 Plan") which was approved by shareholders in November 1989. The 1989 Plan provided for the grant of options to purchase up to 666,667 shares of Common Stock. Under the terms of the 1989 Plan, options granted thereunder could be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422 of the Internal Revenue Code of 1986 ("the Code"), or options which do not so qualify ("NQOs").

         Under the 1989 Plan, the exercise price of an option designated as an ISO could not be less than the fair market value of the Common Stock on the date the option was granted. However, in the event an option designated as an ISO was granted to a 10% shareholder (as defined in the 1989 Plan) such exercise price was required to be at least 110% of such fair market value. Exercise prices of NQOs could be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which first become exercisable in any calendar year could not exceed $100,000. All options under the 1989 Plan were required to be granted before the Plan's July 1999 Termination Date so that no further options can be granted under the 1989 Plan.

         During fiscal 2005, Howard Dubinett, an executive officer, exercised ISOs under the 1989 plan and purchased an aggregate 13,334 shares at an exercise price of $.71875 per share and one employee terminated his employment with the Company and an aggregate 33,334 shares were canceled. As a result, at October 31, 2005, there were outstanding ISOs under the 1989 Plan exercisable to purchase an aggregate 6,000 shares at an exercise price of $.71875 per share.

THE 2000 PLAN

         On August 25, 2000, the Board of Directors adopted the 2000 Employee Incentive Stock Option Plan (the "2000 Plan") reserving an aggregate 800,000 shares of Bio-Reference Common Stock for issuance upon exercise of ISOs which may be granted under the 2000 Plan. Stockholders ratified the adoption of the 2000 Plan at the December 14, 2000 Annual Meeting of Stockholders. During fiscal 2005, twelve employees exercised ISOs issued under the 2000 Plan and purchased an aggregate 54,094 shares at exercise prices ranging from $4.21 to $9.66 per share and one employee terminated her employment with the Company and options to purchase an aggregate 12,218 shares were canceled. As a result, at October 31, 2005, there were outstanding ISOs under the 2000 Plan exercisable to purchase an aggregate 475,600 shares at exercise prices ranging from $1.688 to $15.34 per share.

         The 2000 Plan authorizes the grant of options which qualify for ISO treatment under Section 422 of the Code, to purchase up to a maximum aggregate 800,000 shares of the Company's Common Stock. Options may only be granted under the 2000 Plan to employees of the Company and its subsidiaries (including officers and directors who are also employees).

         The 2000 Plan will be administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the price (not less than the fair market value on the date of grant) at which options will be granted; the periods during which each option is exercisable; and the number of shares subject to each option. The Board or the Stock Option Committee has the authority to interpret the 2000 Plan and to establish and amend rules and regulations relating thereto.

         The 2000 Plan provides that the exercise price of an option granted thereunder shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option is granted under the 2000 Plan to a holder of 10% or more of the Company's outstanding Common Stock, the exercise price must be at least 110% of such fair market value. Under the 2000 Plan, options must be granted before the August 24, 2010 Termination Date. No option may have a term longer than ten years (limited to five years in the case of an option granted to a 10% or greater stockholder of the Company). The aggregate fair market value of the Company's Common Stock with respect to which options are exercisable for the first time by a grantee under the 2000 Plan during any calendar year cannot exceed $100,000. Options granted under the 2000 Plan are non-transferable and must be exercised by an optionee, if at all, while employed by the Company or a subsidiary or within three months after termination of such optionee's employment due to retirement, or within one year of such termination if due to disability or death. The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, cause the Company to lend money to or guaranty any obligation of an employee for the purpose of enabling such employee to exercise an option granted under the 2000 Plan provided that such loan or obligation cannot exceed fifty percent (50%) of the exercise price of such option.

THE 2003 PLAN

         On June 3, 2003, the Board of Directors adopted the 2003 Employee Incentive Stock Option Plan (the "2003 Plan") reserving an aggregate 800,000 shares of Bio-Reference Common Stock for issuance upon exercise of ISOs which may be granted under the 2003 Plan. Stockholders ratified the adoption of the 2003 Plan at the July 31, 2003 Annual Meeting of Stockholders. During fiscal 2005, ISOs were granted under the plan to 108 employees exercisable to purchase an aggregate 375,458 shares at exercise prices ranging from $12.48 to $18.25 per share, eight employees exercised their ISOs and purchased an aggregate 23,500 shares at exercise prices ranging from $12.22 to $14.82 per share and seven employees terminated their employment with the Company as a result of which, options to purchase an aggregate 39,500 shares were canceled. As a result, at October 31, 2005, there were outstanding ISOs under the 2003 Plan exercisable to purchase an aggregate 414,458 shares at exercise prices ranging from $12.22 to $21.46 per share.

         The 2003 Plan authorizes the grant of options which qualify for ISO treatment under Section 422 of the Code to purchase up to a minimum aggregate 800,000 shares of the Company's

Common Stock. Options may only be granted under the 2003 Plan to employees of the Company and its subsidiaries (including those officers and directors who are also employees).

         The 2003 Plan will be administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the prices (not less than the fair market value on the date of grant) at which options will be granted; the periods during which each option is exercisable; and the number of shares subject to each option. The Board or the Stock Option Committee has the authority to interpret the 2003 Plan and to establish and amend rules and regulations relating thereto.

         The 2003 Plan provides that the exercise price of an option granted thereunder shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option is granted under the 2003 Plan to a holder of 10% or more of the Company's outstanding Common Stock, the exercise price must be at least 110% of such fair market value.

         Under the 2003 Plan, options must be granted before the June 2, 2013 Termination Date. No option may have a term longer than ten years (limited to five years in the case of an option granted to a 10% or greater stockholder of the Company). The aggregate fair market value of the Company's Common Stock with respect to which options are exercisable for the first time by a grantee under all of the Company's Stock Option Plans during any calendar year cannot exceed $100,000. Options granted under the 2003 Plan are non-transferable and must be exercised by an optionee, if at all, while employed by the Company or a subsidiary or within three months after termination of such optionee's employment due to retirement, or within one year of such termination if due to disability or death. The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, cause the Company to lend money to or guaranty any obligation of an employee for the purpose of enabling such employee to exercise an option granted under the 2003 Plan provided that such loan or obligation cannot exceed fifty percent (50%) of the exercise price of such option.

NON-QUALIFIED OPTIONS (NQOS) AND WARRANTS

         At October 31, 2004, there were outstanding NQOs and Warrants owned by directors, consultants including members of the Scientific Advisory Board and a software provider exercisable to purchase an aggregate 326,000 shares at exercise prices ranging from $1.19 to $13.70 per share. During fiscal 2005, NQOs exercisable to purchase 232,500 shares were exercised by three individuals and the software provider. As a result, at October 31, 2005, there were outstanding NQOs and Warrants owned by directors, and members of the Scientific Advisory Board exercisable to purchase an aggregate 93,500 shares at exercise prices ranging from $3.14 to $13.70 per share.

See Note 11 of Notes to the Consolidated Financial Statements contained in the Company's 2005 Annual Report accompanying this Proxy Statement.

OPTION GRANTS TO THE  COMPANY'S  THREE NAMED  EXECUTIVE  OFFICERS IN LAST FISCAL
YEAR

         No options to purchase shares of Common Stock were granted to any of the three Named Executive Officers in fiscal 2005.

AGGREGATED OPTION EXERCISES BY THE COMPANY'S THREE NAMED EXECUTIVE OFFICERS IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                          Shares of Common                      Shares of Common Stock     Value of Unexercised
                           Stock Acquired                       Underlying Unexercised         In-The-Money
                        Upon Option Exercise         Value          Options at 2005           Options at 2005
Name                       in Fiscal 2005          Realized       Fiscal Year End (b)       Fiscal Year-end (c)
----                       --------------          --------       -------------------       -------------------
Marc D. Grodman                  --                   --                 4,000                    $75,568
Howard Dubinett                13,334            $178,517 (a)            4,000                     75,568
Sam Singer                       --                   --                 4,000                     75,568

---------------------------

(a) Based upon the difference between the last sale price for the Common Stock on NASDAQ on April 14, 2005 (the date of exercise) and the exercise price.

(b) All of these options are currently exercisable.

(c) Based upon the difference between the last sales price for the Common Stock on NASDAQ on Monday, October 31, 2005 and the exercise price.

DIRECTORS' COMPENSATION

         Directors who are not Company employees were each paid a $12,500 per quarter director's fee during fiscal year 2005. Directors who chair a committee received an additional $2,500 per quarter during fiscal year 2005. With respect to fiscal 2006, the quarterly directors' fee and the quarterly chairman's fee for each non-employee director has been increased by 10%.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Company's Compensation Committee are John Roglieri (Chairman), Joseph Benincasa, Harry Elias and Gary Lederman. None of such individuals has ever been an officer or an employee of the Company.

                  COMPENSATION COMMITTEE REPORT ON COMPENSATION

         Through fiscal 2001, the Board of Directors, including the Company's three executive officers, were responsible for reviewing the compensation paid to the Company's executive officers, provided that none of the Company's executive officers could vote with respect to his own compensation package. In fiscal 2002, the Company established a Compensation Committee consisting of three non-employee directors, Morton L. Topfer (Chairman), Gary Lederman and John Roglieri. Mr. Topfer resigned as a director and as a member of the Compensation Committee in February 2004. In March 2004, Dr. Roglieri became the Chairman of the Compensation Committee and Mr. Elias was elected as a member of the Committee. Mr. Benincasa was elected as a member of the Committee in June 2005.

         In May 1997, the Company executed an employment agreement with Dr. Grodman which expired on October 31, 2004. Effective November 1, 2004, the
Company executed a new seven year employment agreement with Dr. Grodman, the terms of which are described above. See

"Information Regarding Executive Compensation - Employment Agreements with Executive Officers."

         In May 1997, the Company also executed employment agreements with Messrs. Dubinett and Singer (each expiring on October 31, 2002). During fiscal 2002, the Compensation Committee authorized extensions of both Messrs. Dubinett and Singer's contracts for two additional years, with the Company having the option to extend each agreement for two consecutive one-year periods in addition. In consideration for Messrs. Dubinett and Singer executing the extension agreements, the Company agreed that the base compensation during each extension year would not be less than the total cash compensation paid to such individual in fiscal 2002. The Company's option to extend Mr. Dubinett and Mr. Singer's employment agreements has been further extended for a third one-year period through fiscal 2007.

REPORT

         During the summer of calendar year 2004 with the knowledge that Dr. Grodman's seven year employment agreement was due to expire in October 2004, the Compensation Committee commenced negotiations with Dr. Grodman for the terms of a new employment agreement. In the course of its negotiations, the Committee took into account among other factors as a barometer of Dr. Grodman's performance as the Company's chief executive officer, the substantial increase since 1997 in the Company's net revenues, operating income and the market price of the Common Stock. Another factor taken into account by the Committee was the compensation being paid to the chief executive officers of a peer group of nine other publicly owned clinical testing laboratories. The terms of Dr. Grodman's "split-dollar" insurance arrangement with the Company and the fact that the proposed new employment agreement did not provide Dr. Grodman with additional equity compensation was also taken into account. After discussion, each of the three members of the Compensation Committee at the time (Dr. Roglieri, Mr. Elias and Mr. Lederman) concluded that the terms of the proposed new employment agreement were fair to and in the best interests of the Company and its stockholders and that the proposed compensation thereunder was not excessive.

         To provide incentives to Senior Management to increase profitability, the Compensation Committee adopted a Senior Management Incentive Bonus Plan for fiscal 2005 more fully described in footnote (a) above to the Summary Compensation Tables. A similar Incentive Bonus Plan for Senior Management has been adopted by the Compensation Committee with respect to fiscal 2006.

         The Compensation Committee has determined that the base salaries and bonuses paid with respect to fiscal 2005, and the terms of the extension agreements with Messrs. Dubinett and Singer, were reasonable in relationship to the services performed, the responsibilities assumed and the results obtained, and were in the best interests of the Company. In connection with Dr. Grodman's compensation, the Compensation Committee considered the Company's substantial increase in net revenues, patients serviced, working capital and shareholders' equity in fiscal 2005 compared with the corresponding period in fiscal 2004, despite significant cuts in 2005 in Medicare reimbursement rates for flow cytometry testing. Furthermore, the compensation paid to Messrs. Grodman, Dubinett and Singer for fiscal 2005 comports with the Compensation Committee's perception of base compensation levels of principal executives employed by other companies, both public and private.

                                        COMPENSATION COMMITTEE

                                        John Roglieri, Chairman
                                        Joseph Benincasa, Member*
                                        Harry Elias, Member
                                        Gary Lederman, Member

* Mr. Benincasa first became a member of the Compensation Committee in June 2005 and was not a party to the 2004 negotiation of Dr. Grodman's employment agreement.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. It is the responsibility of the Company's independent auditors to perform an independent audit of and express an opinion on the Company's financial statements. The Audit Committee's responsibility is one of review and oversight. In fulfilling its oversight responsibilities:

         (1) The Audit Committee of the Board of Directors has reviewed and discussed with the Company's management the audited financial statements.

         (2) The Audit Committee has discussed with Moore Stephens, P.C. ("Moore Stephens"), the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Codification of Statements on Auditing Standards, AU ss. 380," as modified or supplemented.

         (3) The Audit Committee has also received the written disclosures and the letter from Moore Stephens required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with Moore Stephens, P.C. the independence of that firm as the Company's auditors.

         (4) Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2005, for filing with the Securities and Exchange Commission.

         Each of the Audit Committee members is independent, as defined in the Rules of the Nasdaq Stock Market, Inc.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting, auditing, or auditor independence. However, the Board of Directors has determined that Gary Lederman is qualified to serve as the "audit committee financial expert" of the Company as defined in Item 401(h) of Regulation S-K promulgated by the SEC. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.

                                        AUDIT COMMITTEE

                                        Gary Lederman, Chairman
                                        Joseph Benincasa, Member
                                        Harry Elias, Member
                                        John Roglieri, Member

                             STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the yearly cumulative total return on the Company's Common Stock for the five fiscal years ended October 31, 2005 based on the market price of the Common Stock, with the cumulative total return of companies in the S&P 500 Composite and with a peer group of six publicly owned medical laboratories.

                      COMPARISON OF FIVE YEAR TOTAL RETURN
                      FOR BIO-REFERENCE LABORATORIES, INC.,
                              S&P 500 COMPOSITE AND
                          MEDICAL LABORATORY PEER GROUP

                               [GRAPHIC OMITTED]

         The Medical Laboratory peer group consists of the following  companies:
Enzo Biochem Inc., Laboratory CP of Amer Holdgs, MDS Inc., Pharmchem, Inc., Quest Diagnostics Inc; and Specialty Laboratories Inc.

                                    AUDITORS

         The firm of Moore Stephens, certified public accountants, has been selected by the Board of Directors to audit the accounts of the Company and its subsidiaries for the fiscal year ending October 31, 2006. Moore Stephens and its predecessor firm have served as the Company's auditors since 1988. Representatives of such firm are not expected to be present at the July 20, 2006 Annual Meeting of Stockholders.

AUDIT FEES

         Moore Stephens billed the Company $187,600 for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended October 31, 2005 and the review of the financial statements included in its quarterly reports on Form 10-Q for such fiscal year compared to $125,600 in billings for such services for the fiscal year ended October 31, 2004. In addition, Moore Stephens billed the Company $9,400 in fiscal 2005 for its audit of the Company's 401(k) Plan for calendar year 2004 as compared to $7,600 of such fees in fiscal 2004 with respect to calendar year 2003.

AUDIT-RELATED FEES

         Moore Stephens billed the Company $7,000 for due diligence services rendered in relation to an acquisition during fiscal 2005 and $80,000 for Sarbanes-Oxley ("SOX") related audit fees.

TAX FEES

         Moore Stephens billed the Company approximately $68,500 for tax services for fiscal 2005 and approximately $39,000 for tax services for fiscal 2004. The fees were billed for tax return preparation.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee pre-approved each material non-audit engagement for services performed by the Company's independent auditor in fiscal 2005. Prior to pre-approving any such non-audit engagement or service, it is the Committee's practice to first gather information regarding the requested engagement or service in order to enable the Committee to assess the impact of the engagement or service on the auditor's independence.

         The Audit Committee has considered whether the provision of tax return preparation and other professional services to the Company by Moore Stephens is compatible with such firm maintaining its independence and has concluded that such firm is independent with respect to the Company in its role as the Company's principal accountant and auditor.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2006 Annual Meeting of Stockholders (expected to be held in June or July 2007), must submit such proposals so as to be received by the Company at 481 Edward H. Ross Drive, Elmwood Park, New Jersey 07407 on or before March 1, 2007.

                                  OTHER MATTERS

         Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

         According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Compensation," "Audit Committee Report" and "Stock Price Performance" will not be deemed to be "soliciting material" or deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any previous filings made by the Company under such Acts shall be interpreted as incorporating by reference the information presented under said specified captions.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                            Marc D. Grodman, President

Elmwood Park, New Jersey
June 15, 2006

                       ANNUAL MEETING OF STOCKHOLDERS OF

                        BIO-REFERENCE LABORATORIES, INC.

                                 JULY 20, 2006







                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


  |                                                                         |
  \/ Please detach along perforated line and mail in the envelope provided. \/

[  ]

------------------------------------------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                        |                                      FOR  AGAINST  ABSTAIN
1. To elect  three  Class III  directors, each to serve for a term of   | 2. In their discretion, on all other [ ]    [ ]      [ ]
   three years and until  his  successor  is  elected  and  qualified   |    matters as  shall  properly  come
   (Proposal One).                                                      |    before the meeting
                             NOMINEES:                                  |
[ ] FOR ALL NOMINEES         o Joseph Benincasa                         | THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR ALL OF THE
                             o Gary Lederman                            | FOREGOING. UNLESS OTHERWISE SPECIFIED AS ABOVE, THIS PROXY
[ ] WITHHOLD AUTHORITY       o John Roglieri                            | WILL BE VOTED "FOR" THE  ELECTION OF  DIRECTORS  (PROPOSAL
    FOR ALL NOMINEES                                                    | ONE). IN ADDITION, DISCRETIONARY AUTHORITY IS CONFERRED AS
                                                                        | TO ALL OTHER  MATTERS  THAT MAY COME  BEFORE  THE  MEETING
[ ] FOR ALL EXCEPT                                                      | UNLESS   SUCH   AUTHORITY   IS   SPECIFICALLY    WITHHELD.
    (See instructions below)                                            | STOCKHOLDERS  WHO ARE PRESENT AT THE MEETING MAY  WITHDRAW
                                                                        | THEIR  PROXY AND VOTE IN PERSON IF THEY SO DESIRE.
                                                                        |
                                                                        | PLEASE  MARK,  SIGN,  AND RETURN YOUR PROXY  PROMPTLY.  NO
                                                                        | POSTAGE IS REQUIRED IF RETURNED IN THE  ENCLOSED  ENVELOPE
                                                                        | AND MAILED IN THE UNITED STATES.  RECEIPT OF THE NOTICE OF
                                                                        | ANNUAL MEETING OF  STOCKHOLDERS,  THE  ACCOMPANYING  PROXY
                                                                        | STATEMENT  OF THE  BOARD OF  DIRECTORS  AND THE  COMPANY'S
                                                                        | ANNUAL  REPORT  FOR THE YEAR  ENDED  OCTOBER  31,  2005 IS
                                                                        | ACKNOWLEDGED.
                                                                        |
INSTRUCTION: To  withhold   authority  to  vote  for  any  individual   |
             nominee(s), mark "FOR ALL EXCEPT" and fill in the circle   |
             next to each  nominee  you  wish to  withhold,  as shown   |
             here: o                                                    |
------------------------------------------------------------------------|
                                                                        |
                                                                        |
                                                                        |
                                                                        |
                                                                        |
                                                                        |
                                                                        |
                                                                        |
                                                                        |
------------------------------------------------------------------------|
To change the address on your  account,  please check the box at        |
right and indicate  your new address in the address space above.  [ ]   |
Please  note  that  changes  to the  registered  name(s)  on the        |
account may not be submitted via this method.                           |
------------------------------------------------------------------------|

Signature of Stockholder [                       ] Date: [       ] Signature of Stockholder [                      ] Date: [       ]

     NOTE: Please sign exactly as your name or names appear on this Proxy.  When shares are held  jointly,  each holder should sign. When signing as executor,  administrator,  attorney,  trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
           If signer is a partnership, please sign in partnership name by authorized person.
[  ]                                                                                                                            [  ]

                        BIO-REFERENCE LABORATORIES, INC.

          REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF STOCKHOLDERS - JULY 20, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a Stockholder of BIO-REFERENCE LABORATORIES, INC. (the "Company") hereby appoints Marc D. Grodman and Sam Singer or either of them, as proxy or proxies of the undersigned, with full power of substitution, to vote, in the name, place and stead of the undersigned, with all of the powers which the undersigned would possess if personally present, on behalf of the undersigned, all the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of BIO-REFERENCE LABORATORIES, INC. to be held at 9:00 A.M. (local time) on Thursday, July 20, 2006 at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495-0001 and at any and all adjournments thereof. The undersigned directs that this proxy be voted as follows:

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


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